Note 16 - Income Taxes	12 Months Ended
Jan. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 16 - Income Taxes

Income (loss) before income taxes is earned in the following tax jurisdictions:

	January 31, 2015	January 31, 2014	January 31, 2013

Canada	14,489	6,922	14,908
United States	6,300	7,841	1,529
Other countries	1,032	(1,030)	784
	21,821	13,733	17,221

Income tax expense (recovery) is incurred in the following jurisdictions:

	January 31, 2015	January 31, 2014	January 31, 2013
Current income tax expense
Canada	568	61	478
United States	1,060	605	446
Other countries	1,156	1,102	1,154
	2,784	1,768	2,078
Deferred income tax expense (recovery)
Canada	3,741	3,827	5,177
United States	2,144	2,804	(833)
Other countries	(1,907)	(4,278)	(5,197)
	3,978	2,353	(853)
	6,762	4,121	1,225

Income tax expense for 2015, 2014 and 2013 was 31%, 30% and 7% of income before income taxes, respectively, with current income tax expense being 13%, 13% and 12% of income before income taxes, respectively. Deferred income tax expense increased in 2015 compared to 2014 primarily due to a release of valuation allowance which decreased tax expense by $2.7 million in 2014, while only $1.2 million of valuation allowance was released in 2015. Deferred income tax expense increased in 2014 compared to 2013 primarily due to a release of valuation allowance which decreased income tax expense by $4.0 million in 2013, while only $2.7 million of valuation allowance was released in 2014.

In 2013, our current income tax expense was primarily impacted by $0.8 million increase for certain income incurred in Europe for which no offsetting loss carryforwards were available. Deferred income tax expense decreased in 2013 primarily as a result of change in valuation allowance in the UK which has decreased income tax expense by $5.3 million. This decrease was partially offset by a $1.0 million increase in regards to a change of estimate in the US.

The components of the deferred income tax assets and liabilities are as follows:

	January 31, 2015	January 31, 2014
Assets
Accruals not currently deductible	4,238	4,312
Accumulated net operating losses	22,617	27,486
Corporate minimum taxes	1,710	1,535
Difference between tax and accounting basis of capital assets	7,031	9,005
Writedown of assets not currently deductible	-	1,003
Research and development and other tax credits and expenses	2,792	5,091
Other timing differences	1,508	76
Total deferred income tax assets	39,896	48,508
Liabilities
Difference between tax and accounting basis of intangible assets	(9,232)	(12,975)
Uncertain tax positions incurred in loss years	(530)	(727)
Total deferred income tax liabilities	(9,762)	(13,702)
Net deferred income taxes	30,134	34,806
Valuation allowance	(14,681)	(15,492)
Net deferred income taxes, net of valuation allowance	15,453	19,314

Deferred income tax assets – current	8,572	13,508
Deferred income tax assets – non-current	16,510	19,628
Deferred income tax liabilities – non-current	(9,629)	(13,822)
Net deferred income taxes, net of valuation allowance	15,453	19,314

As at January 31, 2015, we had not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $86.4 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. If we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside Canada.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

	January 31, 2015	January 31, 2014	January 31, 2013
Net income before taxes	21,821	13,733	17,221

Combined basic Canadian statutory rates	26.5%	26.5%	26.5%

Income tax expense based on the above rates	5,783	3,639	4,564
Increase (decrease) in income taxes resulting from:
Permanent differences including amortization of intangibles	800	1,078	562
Effect of differences between Canadian and foreign tax rates	1,007	663	165
Effect of rate changes on current year timing differences	-	321	(156)
Adjustments in respect to income tax of previous periods	9	355	(503)
Increases (decrease) in tax reserves	(41)	239	565
Valuation allowance	(1,195)	(2,707)	(4,070)
Stock compensation	86	481	102
Other	313	52	(4)
Income tax expense	6,762	4,121	1,225

We have income tax loss carryforwards which expire as follows:

Expiry year	Canada	United States	EMEA	Asia Pacific	Total
2016	-	-	666	342	1,008
2017	-	-	-	173	173
2018	-	575	298	-	873
2019	-	2,957	476	-	3,433
2020		-	203	37	240
Thereafter	256	5,553	75,215	7,732	88,756
	256	9,085	76,858	8,284	94,483

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31, 2015	January 31, 2014	January 31, 2013
Liability, beginning of year	6,211	5,639	4,857
Gross increases – current period	825	981	1,389
Lapsing of statutes of limitations	(1,315)	(409)	(607)
Liability, end of year	5,721	6,211	5,639

We have identified provisions equating to $5.7 million with respect to uncertain tax positions as at January 31, 2015.  It is possible that these uncertain tax positions will not be realized in which case up to $4.4 million of the recorded liability will decrease the effective tax rate in future years when this liability is reversed.

Consistent with our historical financial reporting, we recognize accrued interest and penalties related to unrecognized tax positions in general and administrative expense. As at January 31, 2015 and January 31, 2014, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to Audit
Tax Jurisdiction
United States Federal	2011 and prior
Canada	2010 and prior
United Kingdom	2011 and prior
Sweden	2009 and prior
Norway	2012 and prior
Netherlands	2009 and prior
Belgium	2011 and prior